Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 10 - Commitments and Contingencies

A.              Royalty commitments

The Company is obligated to pay royalties to the Government of Israel and the Korea Israel Industrial Research and Development Foundation on revenues from product sales related to research and development, which was undertaken with Government grants and other grants. Since January 1, 1997, royalty rates are between 2% to 5%. The royalty rates applicable for the Company's research and development projects are 2% - 3.5%, except for one project that took place in the period between July 1, 1997 - January 31, 2000, where the royalty rate is 4%.

Royalties are payable from the commencement of sales of each of these products until the cumulative amount of the royalties paid equals 100% of the dollar linked amounts of the grants received, without interest, for projects approved prior to December 31, 2000, and with LIBOR interest, for amounts received after that date.

The Company's total outstanding obligation in respect of royalty-bearing participations received or accrued, net of royalties paid or accrued before interest, amounted to approximately US$ 2,960 thousand as at December 31, 2014 (US$ 2,960 thousand as at December 31, 2013).

B.              Lease commitments

The premises and facilities occupied by the Company are leased under various operating lease agreements. Furthermore, the Company has entered into several operating lease agreements for motor vehicles in Israel.

The agreements related to leases in Israel are in Israeli Shekel (“ILS”) or in ILS, linked to the Israeli Consumer Price Index or to the US Dollars. The agreements related to leases in the USA are in US Dollars and the agreements related to leases in Denmark are in Danish Krone (“DKK”).

The minimum future rental payments under the above leases at exchange rates in effect on December 31, 2014, are as follows:

Year ended December 31	US$ thousands
2015	1,241
2016	1,198
2017 and on	1,260

               Of the amounts above, US$24 thousand in 2015, relate to related parties.

Rental expenses under the lease agreements for the years ended December 31, 2012, 2013 and 2014 were US$ 676 thousand, US$ 837 thousand and US$ 1,243 thousand, respectively.

C.              Credit line

The Company has one line of credit provided to it by a bank (approximately US$  154 thousand). The bank is allowed to cancel or change the line of credit with no advance notice. As at December 31, 2014, this credit line has not been used.

D.              Outstanding Legal Proceeding

On March 2, 2012 Internet Machines LLC, a Texas limited liability company filed a patent infringement lawsuit in the United States District Court for the Eastern District of Texas (the "Court") against numerous defendants (including many switch manufacturers) with respect to certain patents for switches, and included the Company's US subsidiary amongst the list of defendants named in such lawsuit. The lawsuit claims that the defendants have infringed certain patents purported to be owned by Internet Machines LLC and seeks unspecified compensation for damages as well as injunctive relief. The defendants filed answers and counterclaims to the complaint asserting that they do not infringe any claims of the asserted patents and the claims of the patents are invalid and/or unenforceable. On September 4, 2012, the Court granted the defendants' motion to stay the pending litigation. While one of the Company's switch suppliers (which is also named as a defendant in the aforesaid lawsuit) has agreed to indemnify the Company with respect to certain liabilities, there is no certainty that the Company will ultimately be able to collect all or any amounts under such indemnity should the Company be found liable under the lawsuit. The Company is unable at this time to assess the likelihood of an unfavorable outcome or range of potential loss.